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                                                           EXHIBIT 10.8

                                                           November 8, 1989


                             128 TECHNOLOGY CENTER
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                                  OFFICE LEASE
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                       PARAMETRIC TECHNOLOGY CORPORATION
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                                AMENDMENT NO. 3
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Reference is made to the Lease (the "Lease") by and between DOMINIC J. SARACENO,
KURT W. SARACENO, and EDWARD R. WERNER, trustees of the 128 Technology Trust under a Declaration of Trust dated October 12, 1983, recorded in Middlesex
County Registry of Deeds Southern District Book 15268 Page 65 (hereinafter "Lessor", which expression shall include its heirs, executors, successors and assigns where the context so admits), and Parametric Technology Corporation, a Massachusetts corporation having principal place of business at 128 Technology Drive, Waltham, Massachusetts 02154 (hereinafter "Lessee", which expression shall include its successors and assigns or executors and administrators where the context so admits). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meaning herein as therein.

For a good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:


1. ARTICLE 1, REFERENCE DATA, is hereby amended as follows:
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  *    NEW AREA III:  12,409 Additional Square Feet, as shown on Exhibit A attached.

  * Operating Expense Base: $4.80 Lessor's contribution to Lessee's operating expenses. Lessee agrees to pay its annual prorata share of operating expenses in excess of $4.80 per square foot.

  *    BASE RENT:  $18.00 per square foot for 12,409 rentable square feet).

  *    RENT SCHEDULE:
                  Initial 4,500 square feet.
                  Rent Commencement:  December 1, 1989.
                  Annual Rent:  $81,000.00
                  Monthly Rent:  $6,750.00

                  Additional 1,704 square feet.
                  Rent Commencement: Upon substantial completion. Annual Rent: $30,672.00
                  Monthly Rent:  $2,556.00

                  Additional 2,898 square feet.
                  Rent Commencement:  March 1,1990
                  Annual Rent:  $52,164.00
                  Monthly Rent:  $4,347.00
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                  Additional 3,307 square feet.
                  Rent Commencement:  June 1,1990
                  Annual Rent:  $59,526.00
                  Monthly Rent:  $4,960.50

  *    TERMINATION:  June 30, 1993

  * PREPAID RENT: Lessee agrees to prepay $44,000.00 of rent upon signing this agreement to be applied to Lessee's total monthly rental charges until fully utilized.

  * TENANT IMPROVEMENTS: Landlord shall provide Tenant with a turnkey buildout according to plan dated November 10, 1989 which is to be mutually agreed upon.

  * ADDITIONAL SPACE: Lessor grants Lessee the option to lease the Aussimont space prior to May 1, 1990 with thirty (30) days prior written notice to Lessor. The term of said lease will be for a minimum of four (4) years.

In all other respects, by amending Article I with the corresponding changes to Articles III and IV, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect and unamended.

Lessee acknowledges and agrees that this Amendment shall not be binding upon Lessor until an original of this Amendment, executed by Lessor, is delivered to Lessee. Lessee shall not be entitled to rely on any rights set forth herein until such a fully executed Amendment is delivered to Lessee.

Executed as a sealed instrument this 8th day of November, 1989.


                            LESSOR      128 TECHNOLOGY TRUST


                                        /s/ Dominic J. Saraceno
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                                      Dominic J. Saraceno, as Trustee aforesaid


                                        /s/ Kurt W. Saraceno
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                                      Kurt W. Saraceno, as Trustee aforesaid


                                        /s/ Edward R. Werner
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                                      Edward R. Werner, as Trustee aforesaid




                            LESSEE    PARAMETRIC TECHNOLOGY CORPORATION




                                      BY   /s/  Steven C. Walske
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